                                   EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our reports dated February 11, 1999, appearing in and incorporated by reference in this Annual Report on Form 10-K of American Business Products, Inc. for the year ended December 31, 1998 in the following Registration Statements of American Business Products, Inc.:


                             Form                            File No.

                              S-3                           33-60567
                              S-8                           33-53627
                              S-8                           33-59271
                              S-8                           33-61359
                              S-8                           33-39314
                              S-8                           333-58901

/S/ Deloitte & Touche LLP
----------------------------------
DELOITTE & TOUCHE LLP
Atlanta, Georgia
March 3, 1999